UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

(408) 731-5000

Registrant’s telephone number, including area code

3420 Central Expressway
Santa Clara, California 95051

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.05 Costs Associated with Exit or Disposal Activities

On September 7, 2006, Affymetrix, Inc. (the “Company”) committed to a restructuring plan which involves the consolidation and reorganization of its Bedford, Massachusetts based instrumentation manufacturing and development facility. The Company plans to consolidate the Bedford facility’s instrument manufacturing operations with the Company’s probe array manufacturing facility in West Sacramento, California. The Company’s instrumentation development capabilities will be consolidated with its principal research and development facilities located in Santa Clara, California. The restructuring is expected to eliminate or transfer approximately 80 positions beginning in the fourth quarter of 2006 and continuing into the first half of 2007. The Company expects the closure of its Bedford, Massachusetts facility to be materially completed by the third fiscal quarter 2007. These actions were approved as part of the Company’s previously announced efforts to reduce expenses in the general and administrative functions including the rationalization of the Company’s facilities.

The Company expects to incur costs related to this restructuring, including employee related costs and contract termination costs, but as of the date of this Form 8-K, the Company is unable in good faith to make a more precise determination or estimate or range of estimates of costs expected to be incurred in connection with the restructuring in total or for each major type of cost associated with the restructuring, or of the amount of such costs that will result in additional future cash expenditures. The range of costs and other charges the Company expects to incur in connection with this restructuring is subject to a number of assumptions. The Company is currently preparing its analysis of the restructuring costs and expects to complete its analysis before the end of the current fiscal quarter. Accordingly, as permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this report under Item 2.05 within four business days after the Company’s definitive determination of such estimates or range of estimates.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. Except as expressly provided herein, Affymetrix undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Affymetrix’ business, please refer to the “Risk Factors” section of Affymetrix’ SEC filings, including, but not limited to, its annual report on Form 10-K/A for the fiscal year ended December 31, 2005 and subsequent quarterly reports on Form 10-Q and Form 10-Q/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

	By:	/s/ Gregory T. Schiffman
Name: Gregory T. Schiffman
Title: Executive Vice President and Chief Financial Officer

Dated: September 13, 2006